415 SA-1

SUPPLEMENT DATED OCTOBER 23, 2008
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008
OF

     TEMPLETON GLOBAL OPPORTUNITIES TRUST

The Statement of Additional Information is supplemented as follows:

I. The following has been added to the Non-Fundamental Investment Policies section on page 3:

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund has adopted certain non-fundamental investment restrictions that the Board of Trustees may change without shareholder approval. Shareholders will be given at least 60 days' advance notice of any change to these non-fundamental investment restrictions.

The Fund is subject to the following non-fundamental investment limitations imposed by the Taiwan Financial Supervisory Commission:

(1)The total value of the Fund's open positions in derivatives will not exceed forty percent (40%)  of the then most current net asset value of the Fund. For hedging purpose, the total value of the Fund's open short positions in derivatives will not exceed the total market value of the corresponding securities held by the Fund.

(2)The Fund will not invest in gold, spot commodities or real estate.

(3)The total amount of the Fund invested in securities traded in the securities market in the People’s Republic of China will not exceed ten percent (10%) of the then most current net asset value of the Fund.

(4)The percentage of investment in the Fund by local investors shall not exceed ninety percent (90%); and

(5)Taiwan securities shall not comprise the majority of the investment portfolio of the Fund and, in any event, shall not exceed seventy percent (70%) of the net asset value of that Fund.

The Fund also may be subject to investment limitations imposed by other foreign jurisdictions in which the Fund sells its shares.

Please keep this supplement for future reference.